UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	June 27, 2007

PREMIERE GLOBAL SERVICES, INC.

(Exact Name of Registrant as Specified in Its Charter)

GEORGIA

(State or Other Jurisdiction of Incorporation)

000-27778	59-3074176
(Commission File Number)	(IRS Employer Identification No.)

3399 Peachtree Road, NE, Suite 700, Atlanta, Georgia 30326

(Address of Principal Executive Offices)	(Zip Code)

404-262-8400

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 5.03       Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As recommended by our board of directors, at the 2007 annual meeting of shareholders of Premiere Global Services, Inc. held on June 27 2007, our shareholders approved an amendment to our second amended and restated bylaws to declassify our board of directors and provide for the annual election of all of our directors beginning with our 2008 annual shareholders meeting.

The foregoing description of the amendment to our bylaws is not complete and is qualified in its entirety by reference to the text of the amendment to our bylaws attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01       Financial Statements and Exhibits.

(d) Exhibits

3.1	Amendment, adopted as of June 27, 2007, to the Registrant’s Second Amended and Restated Bylaws, adopted as of March 15, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREMIERE GLOBAL SERVICES, INC.

Date: June 27, 2007	By:	/s/ L. Scott Askins
L. Scott Askins Senior Vice President – Legal, General Counsel and Secretary

EXHIBIT INDEX

3.1	Amendment, adopted as of June 27, 2007, to the Registrant’s Second Amended and Restated Bylaws, adopted as of March 15, 2006.